SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported
January 4, 2011
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655 (Commission File Number)	23-1714256 (IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (215) 355-9100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Common Stock Warrant issued to H.F. Lenfest on April 23, 2009
     Environmental Tectonics Corporation (“ETC” or “the “Company”) and H.F. Lenfest (“Lenfest”) are parties to a Secured Promissory Note pursuant to which, among other things, Lenfest made a loan to ETC in the principal amount of $2,000,000 (the “Loan”).
     In connection with the Loan, ETC issued to Lenfest a warrant to purchase 143,885 shares of ETC common stock, at an exercise price per share equal to $1.39, which was equal to the average price of ETC common stock for the 120 trading days immediately preceding the date of the warrant. This warrant was amended and restated in its entirety on April 23, 2009 (the “April 23 Warrant”).
     The descriptions of the Loan and the April 23 Warrant set forth in this Form 8-K are not complete and are qualified in their entirety by reference to the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on February 26, 2009 and April 27, 2009, which are incorporated herein by reference.
     On January 4, 2011, the April 23 Warrant was amended, retroactive to April 23, 2009, to remove a provision where the exercise price resets in the event the Company issues securities at prices below the exercise price of the April 23 Warrant (also known as a down round provision) (the “April 23 Warrant Amendment”).
Amendment to Stock Purchase Warrant issued to H.F. Lenfest on July 2, 2009
     In 2009, PNC Bank, the Company’s main lender, agreed to increase the amount of financing available under the 2007 PNC Credit Facility from $15,000,000 to $20,000,000 subject to the condition that, among other things, Lenfest continues to personally guaranty (the Lenfest Guaranty”) all of ETC’s obligations to PNC Bank.
     As consideration for the Lenfest Guaranty, ETC, following the approval of its shareholders on July 2, 2009, issued to Lenfest a warrant to purchase 450,450 shares of ETC common stock, at an exercise price per share equal to $1.11, which price equaled the average closing price of ETC common stock during the 120 days prior to the issuance of the warrant (“July 2 Warrant”).
     The descriptions of the 2007 PNC Credit Facility, Lenfest Guaranty, and the July 2 Warrant set forth in this Form 8-K are not complete and are qualified in their entirety by reference to the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 27, 2009 and July 6, 2009, which are incorporated herein by reference.
     On January 4, 2011, the July 2 Warrant was amended, retroactive to July 2, 2009, to remove a provision where the exercise price resets in the event the Company issues securities at prices below the exercise price of the July 2 Warrant (also known as a down round provision) (the “July 2 Warrant Amendment”).

Incorporation by Reference
     The foregoing descriptions of the April 23 Warrant Amendment and the July 2 Warrant Amendment are qualified in their entirety by reference to said Warrant Amendments.
     The Amendment to Common Stock Warrant issued to H.F. Lenfest on April 23, 2009 is filed as Exhibit 10.1 hereto and incorporated herein by reference.
     The Amendment to Stock Purchase Warrant issued to H.F. Lenfest on July 2, 2009 is filed as Exhibit 10.2 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed herewith:

10.1	Amendment to Common Stock Warrant issued to H.F. Lenfest on April 23, 2009, executed January 4, 2011.

10.2	Amendment to Stock Purchase Warrant issued to H.F. Lenfest on July 2, 2009, executed January 4, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: January 7, 2011	By:	/s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer